UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022 (February 24, 2022)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way
Conroe, Texas 77301
(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 24, 2022, Spirit of Texas Bancshares, Inc. (the “Company”) virtually held a Special Meeting of Shareholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of November 18, 2021 (the “Merger Agreement”), by and between Simmons First National Corporation (“Simmons”) and the Company, pursuant to which the Company will merge with and into Simmons, with Simmons continuing as the surviving corporation.

Each of the two proposals considered and voted on at the Special Meeting (as described below) was approved by the requisite vote of the Company’s shareholders. For more information on each of these proposals, see the Company’s Definitive Proxy Statement for the Special Meeting of Shareholders filed by the Company with the Securities and Exchange Commission on January 20, 2022.

There were 17,288,547 shares of the Company’s common stock outstanding on the record date and entitled to vote at the Special Meeting and 12,791,768.26 shares were represented in-person, virtually or by proxy, which constituted a quorum to conduct business at the Special Meeting.

At the Special Meeting, the following proposals were considered and voted on, and the final voting results for each proposal are set forth below:

(1)	To approve the Merger Agreement (the “Merger Agreement Proposal”):

Votes For	Votes Against	Abstentions
12,741,529.15	17,153.10	1,055.00

(2)	To approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the merger with Simmons.

Votes For	Votes Against	Abstentions
10,151,893.93	2,394,269.18	213,574.13

Because the Merger Agreement Proposal was approved, a proposal to adjourn the Special Meeting to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal was not needed and, therefore, no vote was taken on that proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2022	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Allison Johnson
	Name:	Allison Johnson
	Title:	Executive Vice President and Chief Financial Officer